Commitments	12 Months Ended
Dec. 31, 2019
Commitments [Abstract]
COMMITMENTS

NOTE 7 - COMMITMENTS

a.	Commitment to pay royalties to the government of Israel

The Company has received grants from the IIA for research and development funding and therefore is subject to the provisions of the Israeli Law for the Encouragement of Research, Development and Technological Innovation in the Industry and the regulations and guidelines thereunder (the "Innovation Law", formerly known as the Law for the Encouragement of Research and Development in Industry). Under the Innovation Law the rate of royalties varies between 3% to 5% computed based on the revenues from the products that their development was also funded by grants from the IIA. Such commitment is up to the amount of grants received (dollar linked), plus interest at annual rate based on LIBOR. Pursuant to the Innovation Law there are restrictions regarding intellectual property and manufacturing outside of Israel, unless approval is received, and additional payments are made to the IIA.

In 2019, the Company received from the IIA grants in the total amount of $38 which relates to a 2018 IIA approved project. For the years ended December 31, 2019, 2018 and 2017, the Company recorded royalties expenses of $43, $1,263 and $34, respectively.

The royalty expenses which are related to the funded project are recognized in the statements of comprehensive loss as a component of cost of revenue.

As of December 31, 2019, the maximum total royalty amount payable by the Company under IIA funding arrangement is approximately $8.6 million (without interest).

b.	LICENSE DEVELOPMENT AND COMMERCIALIZATION AGREEMENTS

On October 19, 2018, CollPlant entered into the License Agreement with LB, a public benefit corporation and wholly-owned subsidiary of United Therapeutics Corporation, pursuant to which LB will be entitled to develop engineered lungs or lung substitutes using CollPlant's rhCollagen and BioInk.

Pursuant to the License Agreement, CollPlant granted to LB and its affiliates, an exclusive, perpetual, royalty-bearing and transferable license of CollPlant's technology relating to the production and use of rhCollagen and BioInk for the commercialization of engineered lungs or lung substitutes using 3D bioprinting processes throughout the universe.

Further, under the License Agreement, CollPlant granted to LB and its affiliates, a two-year option to extend the license to engineered organs or organ substitutes of up to three additional organs specified in the License Agreement (each an "Option Product" and together with lungs, the "Covered Products"). Further, at the end of the option period, LB and its affiliates shall have a one-year right of first refusal to receive an exclusive license under CollPlant's technology relating to the production and use of rhCollagen and BioInk for the Option Products. Other than under the license Agreement, CollPlant has agreed not to conduct, enable or fund any research, development or commercialization, or grant any license, with respect to the Covered Products during the term of the License Agreement, unless with respect to any Option Product, the option is not exercised and the right of first refusal period expires.

The License Agreement provides that LB will purchase CollPlant's BioInk on a non-exclusive basis for use in the development and manufacture of Covered Products and for up to the first two years of the License Agreement, CollPlant will supply LB with a specified limited quantity of BioInk without charge. The License Agreement further provides that following effectiveness, LB will build a facility, or engage a manufacturer to build a facility, in the U.S. for the manufacture of the Company's rhCollagen and BioInk and the parties have agreed that LB has the option to purchase consulting services for the design of the facility.

The License Agreement provides for the payment of an upfront cash payment of $5,000 to CollPlant, which was paid to CollPlant in November 2018 following effectiveness of the Agreement. In addition, the License Agreement provides for a one-time non-refundable option payments of $3,000 per Option Product ($9,000 in the aggregate), and up to $30,000 of milestone payments payable as follows: (i) $5,000 upon completion of the U.S. facility design, (ii) $5,000 upon completion of production of a specified amount of BioInk, and (iii) $5,000 for FDA marketing approval for each Covered Product (up to $20,000 in the aggregate). Further, CollPlant shall be entitled to a fixed-fee royalty payment (subject to certain adjustment) for each product commercially sold during the term of the License Agreement, a fee for the supply of certain quantities of BioInk to LB, and reimbursement for certain costs related to the U.S. facility and any payment made by CollPlant to the IIA.

Unless earlier terminated, the License Agreement will continue in effect on a Covered Product-by-Covered Product and country-by-country basis until the later of (i) the expiration, invalidation or abandonment of the last CollPlant patent covering a Covered Product in a particular country, and (ii) 12 years from the first commercial sale of such Covered Product in such country. Following expiration (unless earlier terminated), the licenses granted to LB in the License Agreement will continue on a fully paid-up, irrevocable basis. The License Agreement may be terminated early by either party for material breach or bankruptcy. In addition, CollPlant may terminate the License Agreement in the case of a challenge made by LB, its affiliates or sub-licensees with respect to a CollPlant patent covering a Covered Product or if LB and its affiliates and sub-licensees discontinue development and commercialization of all Covered Products for at least one year. LB may terminate the License Agreement at any time upon 30 days' written notice with respect to the entirety of the License Agreement and upon 30 days' written notice with respect to its license and other rights under the License Agreement relating to one or more CollPlant patents, on a patent-by-patent and country-by-country basis.

c.	Contingent liability

On September 6, 2017, the Company received a VAT assessment from the Israel Tax Authority according to which the Company is required to pay tax in the amount of $434 (including linkage differentials and interest) for the years 2012-2016. The Company disputed the position of the Israel Tax Authority resulting in the latter to increase its VAT assessment and require the Company to pay tax in the amount of $521 (including linkage differentials and interest) for the abovementioned period. The Company has appealed the entire assessment to the District Court, in view of its position that it is not liable for the entire tax requirement. On February 11, 2020, the Company reached a settlement agreement with Israel Tax Authority, which received court approval. According to the settlement agreement the Company paid a final amount of $116 to the Israel Tax Authority. As of December 31, 2019 and 2018, the Company has recorded a provision of $145 in relation to the VAT assessment.